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                                                                   EXHIBIT 10.36

Greyrock Business Credit
A NationsBank Company

Amendment to Loan Documents

Borrower:      Marcam Corporation
Address:       95 Wells Avenue
               Newton, Massachusetts  02159

Date:          December 16, 1996


     THIS AMENDMENT ("Amendment") is entered into as of the above date between GREYROCK BUSINESS CREDIT, a Division of NationsCredit Commercial Corporation (formerly Greyrock Capital Group Inc.) ("GBC"), whose address is 10880 Wilshire Blvd. Suite 950, Los Angeles, CA 90024 and the borrower named above ("Borrower") with respect to the Loan and Security Agreement between GBC and Borrower, dated August 29, 1995 (as amended, the "Loan Agreement"). (This Amendment, the Loan Agreement, any prior written amendments to said agreements signed by GBC and the Borrower, and all other written documents and agreements between GBC and the Borrower are referred to herein collectively as the "Loan Documents," Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

     The parties agree to amend the Loan Agreement as follows, effective on the date hereof:


     1. Interest Rate. The first sentence of Section 2 of the Schedule, which presently reads "All Loans shall bear interest at a rate equal to the "Prime Rate" (as hereinafter defined), plus 3% per annum, calculated on the basis of a 360-day year for the actual number of days elapsed" is amended to read as follows:

     "All Loans shall bear interest at a rate equal to the "Prime Rate" (as hereinafter defined), plus 1% per annum, calculated on the basis of a 360 day year for the actual number of days elapsed.

     2. Monthly Fee. Each month during the term of the Loan Agreement, and so long as any Obligations remain outstanding, Borrower shall pay GBC a monthly fee (the "Monthly Fee") in an amount equal to $2,000 for each $1,000,000 or portion thereof of average outstanding Obligations outstanding during such month. The Monthly Fee shall be payable with respect to each month on the last day of such month, commencing November 30, 1996. Thus, for example, if the average outstanding Obligations outstanding during a month were $800,000, the amount of the Monthly Fee for such month would by $2,000, and if the average outstanding Obligations outstanding during a month were $1,300,000, the amount of the
Monthly Fee for such month would be $4,000.
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Greyrock Business Credit                             Amendment to Loan Documents

     3. Representations True. Borrower represents and warrants to GBC that all representations and warranties set forth in the Loan Agreement are true and correct. With respect to the representation contained in Section 3.8 of the Agreement, Borrower makes the representation having reference to the matters identified in the attached Schedule 3.8; with respect to Section 3.10 of the Agreement, Borrower makes the representation having reference to the Litigation Update dated May 7, 1996, which has previously been given to GBC.

     4. General Provisions. The consents set forth above shall not be deemed to be a consent to any other transfer of Collateral or guaranty, whether or not similar to the foregoing. This Amendment, the Loan Agreement, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.

Borrower:                                 GBC:

MARCAM CORPORATION                        GREYROCK BUSINESS CREDIT,
                                          a Division of
                                          NationsCredit Commercial Corporation

By: /s/ George A.Chamberlain, 3d          By: /s/ Ian Schnider
   --------------------------------          ----------------------------------
    Chief Financial Officer
                                          Title:  Vice President and Chief
                                                   Operating Officer
By: /s/ Diane R. Tormey
   --------------------------------
    Secretary or Ass't Secretary

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